UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4537

Liberty All-Star Growth Fund, Inc.
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

Ryan C. Larrenaga, Esq. Columbia Management Group, Inc. One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-772-3743

Date of fiscal year end:	December 31, 2005

Date of reporting period:	December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Liberty All-Star® Growth Fund

2005 Annual Report

A unique approach to investing in the growth of the world’s largest and most dynamic economy

A SINGLE INVESTMENT. . .

A DIVERSIFIED GROWTH PORTFOLIO

A single fund that offers:

• A diversified, multi-managed portfolio of small, mid- and large cap growth stocks

• Exposure to many of the industries that make the U.S. economy the world’s most dynamic

• Access to institutional quality investment managers

• Objective and ongoing manager evaluation

• Active portfolio rebalancing

• A quarterly fixed distribution policy

• Actively managed, exchange traded fund listed on the New York Stock Exchange (ticker symbol: ASG)

LIBERTY ALL-STAR GROWTH FUND, INC.

The views expressed in the President’s Letter, Editorial Feature and the Manager Roundtable reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at anytime based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Letter

Fellow Shareholders:	February 2006

Two thousand five proved to be a year of modest gains in closely followed growth stock indices. To that point, the Russell 3000 Growth Index advanced 5.2 percent and the NASDAQ Composite Index gained 2.1 percent. The most widely followed broad market gauge, the S&P 500 Index, advanced 4.9 percent. One of the better performing growth benchmarks was Liberty All-Star Growth Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, which gained 8.8 percent on the strength of a strong second half in which it recovered from a 1.5 percent decline during the first six months of the year.

Measured in terms of net asset value (NAV), the Fund generally performed in line with these indices, while underperforming relative to the Lipper Multi-Cap Growth Mutual Fund Average, as Fund shares valued at NAV gained 4.8 percent for the year and 4.6 percent when shares are valued at NAV with dividends reinvested.

Despite the increase in the Fund’s NAV, the Fund experienced weak market price performance. Although market and NAV based returns can diverge over shorter timeframes, it was particularly acute toward the end of 2005. During the month of December, the Fund’s discount widened from 2.5 percent to 8.9 percent, which created the divergence in

FUND STATISTICS AND SHORT-TERM PERFORMANCE PERIODS ENDING DECEMBER 31, 2005	4TH QUARTER	2005

LIBERTY ALL-STAR GROWTH FUND, INC.
STATISTICS:
Year End Net Asset Value (NAV)		$5.97
Year End Market Price		$5.44
Year End Discount		8.9%
Distributions	$0.14	$0.58
Market Price Trading Range	$5.37 to $6.04	$5.37 to $6.68
Premium/(Discount) Range	4.5% to (10.4)%	10.2% to (10.4)%

PERFORMANCE:
Shares Valued at NAV	4.8%	4.8%
Shares Valued at NAV with Dividends Reinvested	4.7%	4.6%
Shares Valued at Market Price with Dividends Reinvested	(6.3)%	(9.3)%
NASDAQ Composite Index	2.7%	2.1%
Russell 3000 Growth Index	2.9%	5.2%
S&P 500 Index	2.1%	4.9%
Lipper Multi-Cap Growth Mutual Fund Average	3.5%	8.8%
NAV Percentile Ranking (1=best; 100=worst)	33rd	79th

Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures shown for the unmanaged NASDAQ Composite Index, the Russell 3000 Growth Index and the S&P 500 Index are total returns, including income. A description of the Lipper benchmark and the market indices can be found on page 43.

Past performance cannot predict future results.  Performance will fluctuate with changes in market conditions.  Current performance may be lower or higher than the performance data shown. Performance information shown does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

those two performance measures. It’s hard to find a truly satisfactory answer for the fourth quarter action, but it appears to have been common among many closed-end funds, where discounts widened in general. In fact, many closed-end equity funds were at double-digit discounts by year-end. One factor may have been the greater number of new closed-end funds that came to market in 2005. Also, tax selling could have contributed, which is not unusual toward year-end. The table on the previous page highlights Fund and relevant market performance for the fourth quarter and full year.

The important point for shareholders to bear in mind is that while short-term differences in performance between shares valued at NAV and shares valued at market price may occur, over the long term these two performance measures have tended to track more closely. Finally, we believe that the decline in shares valued at market price during the fourth quarter reflected forces in the financial markets and not issues specific to the Fund.

As you can see in the table below, over three- and five-year periods NAV and market price returns do, in fact, track fairly closely. We are pleased that the Fund’s NAV results outperformed the Russell 3000 Growth Index for the past three- and five-year periods, but are disappointed with the Fund’s three-year results compared to the Lipper Multi-Cap Growth Mutual Fund Average. We would point out that for the past five years, which encompass the unprecedented post-bubble decline in growth stocks, the Fund’s NAV and market price return have outperformed that benchmark.

LONG-TERM PERFORMANCE SUMMARY	ANNUALIZED RATES OF RETURN
PERIODS ENDING DECEMBER 31, 2005	3 YEARS	5 YEARS

Shares Valued at NAV	14.4%	(1.5)%
Shares Valued at NAV with Dividends Reinvested	14.3%	(1.3)%
Shares Valued at Market Price with Dividends Reinvested	13.6%	(0.3)%
NASDAQ Composite Index	18.9%	(1.8)%
Russell 3000 Growth Index	13.8%	(3.2)%
S&P 500 Index	14.4%	0.5%
Lipper Multi-Cap Growth Mutual Fund Average	18.1%	(2.7)%
NAV Percentile Ranking (1=best; 100=worst)	88th	42nd

Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. The Fund’s reinvested returns assume that all of the Fund’s rights offerings were fully subscribed under the terms of each offering. Figures shown for the unmanaged NASDAQ Composite Index, the Russell 3000 Growth Index and the S&P 500 Index are total returns, including income. A description of the Lipper benchmark and the market indices can be found on page 43.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information shown does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Returning to my opening point about modest returns in the domestic equity market in 2005, another widely followed index, the Dow Jones Industrial Average, increased 1.7 percent. Volatility was absent, too. The S&P 500 moved up or down 2 percent or more on 52 trading days in 2002. In 2004 and 2005, there percent move occurred.

The story of 2005 was one of sustained corporate earnings performance – at this writing, U.S. corporations are on track to report their tenth straight quarter of double-digit earnings gains – being offset by factors that are now all too familiar: rising short-term interest rates, significantly higher energy prices, worries over a softening in the red-hot U.S. housing market and the global geopolitical situation, chiefly the war in Iraq. In addition, there was a sufficient supply of random events to keep investors unsettled. Hurricanes Katrina and Rita (with Wilma as an exclamation mark) head the list. Terrorist bombings hit London in July. As the year wound down, several G-7 countries, including the U.S., were in a standoff with Iran over that country’s nuclear ambitions.

Among investment themes in the U.S., value stocks topped growth stocks for the sixth straight year, although the gap between the two narrowed to less than 2 percent. Energy companies were stellar performers, as were gold stocks and commodity-related issues.

Officers of Liberty All-Star Growth Fund: Mark T. Haley, CFA, Vice President – Investments, left; and William R. Parmentier, Jr., President and Chief Executive Officer, right.

In closing, I would like to draw your attention to two features in this annual report. One is our traditional manager roundtable, which begins on page 11. It’s your chance to hear from the Fund’s three investment managers, who areestablished thought leaders in growth stock investing, so I urge you to read it. Immediately following this letter, our editorialsection provides a perspective on growth stock investing: the fundamental rationale for it, a look back at the pastsix years when value has consistently outperformed growth (as well as a period when growth significantly outperformed value), and additional aspects of the Fund’s structure, discipline and process.

I am disappointed that transient market forces offset the fact that the Fund’s NAV-based results ranked it in the top third of peer funds in the fourth quarter of 2005. At the same time, I remain confident that the Fund is on the right path for the long term.

As always, it is our great pleasure and privilege to guide Liberty All-Star Growth Fund, to team with fine investment managers and to serve the best long-term interests of shareholders. Be assured that we remain dedicated to those propositions as we move into the future. We are grateful for your ongoing support of the Fund and will do all in our power to maintain your trust and confidence.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star Growth Fund, Inc.

A unique approach to investing in the growth of the world’s largest and most dynamic economy

The Internet. Biotechnology. Robotics. Search engines. Wireless communication. Electronic games. Enterprise software. Services. The innovations driving a growing U.S. economy are too numerous to mention. In recent years, however, these sources of growth have not transferred to growth style investing. But, cycles turn and only the short-sighted would call the growth style forever out-of-favor. Here, two senior managers of the Liberty All-Star Growth Fund provide commentary and insight, leading to a review of fundamental characteristics of the Fund.

Growth Investing

The fundamental case for growth style investing

by William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star Growth Fund, Inc.

The fundamental case for growth style investing lies in the attractiveness of companies whose sales and earnings are growing faster than average, that participate in or lead rapidly expanding industries whose products or services are experiencing strong demand, and that frequently enjoy competitive advantages, such as a technological edge or proprietary process. Within the growth style there is a variety of sub-styles – aggressive growth, for instance, or the so-called “GARP, growth at a reasonable price,” approach. Investing for growth does not mean that one needs to throw caution to the wind. In fact, attractive levels of growth can be found in many high quality companies. This is a hallmark of the Fund’s investment managers. Our small cap manager looks for high quality companies with an enduringcompetitive advantage. Our mid-cap manager pursues companies with outstanding business models and the potential for positive earnings surprise. And our large cap manager seeks out quality growth companies that they feel can achieve long-term sustainable profit growth through a bottom-up, fundamental research process.

Growth Stock Risk—Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. In certain market conditions, prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

A period like no other in recent history

by Mark T. Haley, CFA

Vice President—Investments

Liberty All-Star Growth Fund, Inc.

Stock market leadership generally rotates between the two fundamental styles of investing: growth and value. Typically, one outperforms until market and economic conditions change and investor sentiment shifts.

The accompanying chart shows that the past six years have been unusual.

RUSSELL 3000 GROWTH VS. VALUE
10 YEARS ENDING DECEMBER 31, 2005

Cumulative Relative Performance

Beginning in 2000, value outperformed growth every year, including last year,based on a comparison of the Russell 3000Growth and Value indices. Before that,as the chart also shows, it was growththat strongly outperformed value. Thisexceptional 2000 through 2005 period forvalue style leadership resulted fromgrowth stocks having become overvalued in the latter 1990s and the strong performance of traditional value-type industries, including energy, real estate investment trusts (REIT’s), materials and consumer staples, since that time. The good news for growth investors is that the gap between growth and value has been narrowing – it was just 1.7 percent in 2005. While no one knows for certain when leadership will rotate, investors are well served to recognize that recent conditions are unlikely to persist.

Multi-cap growth stock investing

Perhaps the most compelling feature of the Liberty All-Star Growth Fund is that in a single growth fund it provides investors with exposure to companies of all sizes – small-cap, mid-cap and large-cap. (Capitalization is determined by the number of shares a company has outstanding multiplied by the market value of each share.) Growth stocks rarely move in lock-step, i.e., during one period small-cap growth may outperform large. At another point in time, mid-cap may take the lead and so forth.

While small-cap stocks are often newer, rapidly growing companies, the astute small-cap growth manager will look for quality management, a sound business model and proprietary advantages that provide competitive strength. Mid-cap stocks, unlike many small-cap stocks, have survived the perils of youth and potentially represent the “sweet spot” of their growth curve. Large-cap stocks can be quality companies that typically demonstrate consistent rates of growth and profitability, and are often leaders in large and growing industries.

Multi-managed, exchange-traded structure

Multi-management is an ideal fit with the Fund’s multi-cap approach to growth style investing. Multi-management is based on the concept that, in general, no single manager consistently outperforms through all market cycles. Liberty All-Star Growth Fund applies this principle to growth style investing by retaining three investment managers, one for each growth stock capitalization range – small, mid- and large. This allows each investment management firm to concentrate on its best investmentideas within their targeted capitalization range, while the Fund’s Investment Advisor, Banc of America Investment Advisors (BAIA), provides management oversight and coordination.

The Fund’s closed-end, exchange-traded structure also complements the multi-manager approach. Shares of the Fund, which are listed on the New York Stock Exchange under the symbol ASG, are bought and sold just like those of any other publicly traded company. This is advantageous to the investment managers because they have the confidence of knowing they will not experience sharp inflows or outflows of assets – as can be the case with open-end mutual funds.

Role of Banc of America

Investment Advisors

The Fund’s Investment Advisor, BAIA, brings knowledge, expertise and resources to three important tasks: 1) Identifying and retaining investment managers; 2) Monitoring their performance and replacing them when warranted; and 3) Periodically rebalancing the Fund’sportfolio. Performing these tasks relieves investors of time-consuming and knowledge-intensive work. Further, philosophically, the Fund’s management team aligns its objectives and interests with those of shareholders.

Research and selection

BAIA retains managers who demonstrate: a consistent focus on the growth style of investing, a disciplined investment decision-making process, a record of success relative to other growth managers, management continuity and a well-managed organization with sufficient resources.

Ongoing monitoring

BAIA continually reviews the investment managers to confirm that each is performing as expected. BAIA monitors trading activity, portfolio holdings, portfolio characteristics, cash positions and other factors, as well as firm-level factors such as ownership or personnel changes. If necessary, BAIA takes action and will recommend changes to the Fund’s Board of Directors.

Rebalancing

The Fund’s investment managers will perform differently over time, thus unbalancing the intended composition of the Fund’s portfolio. When thishappens, BAIA may redeploy gains from the outperforming manager to those whose capitalization range has lagged. In doing so, BAIA takes money from today’s winners and gives it to managers who may be tomorrow’s winners.

Investment Managers/Portfolio Characteristics

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 43 for a description of these indices.

MARKET CAPITALIZATION SPECTRUM

PORTFOLIO CHARACTERISTICS

AS OF DECEMBER 31, 2005

(UNAUDITED)

	RUSSELL GROWTH:
	Smallcap		Midcap		Largecap		M.A.				William		Total
	Index		Index		Index		Weatherbie		TCW		Blair		Fund

Number of Holdings	1371		499		639		60		56		40		148	*
Weighted Average Market Capitalization (billions)	$1.2		$7.6		$76.7		$2.5		$16.6		$47.6		$21.5
Average Five-Year Earnings Per Share Growth	15%		18%		15%		17%		45%		20%		25%

Dividend Yield	0.5%		0.7%		1.1%		0.4%		0.1%		0.7%		0.4%

Price/Earnings Ratio	21	x	21	x	21	x	26	x	32	x	23	x	27	x

Price/Book Value Ratio	4.2	x	4.8	x	5.2	x	4.7	x	6.4	x	5.9	x	5.6	x

*Certain holdings are held by more than one manager.

Manager Roundtable

The managers look back and ahead—and at prospects for market leadership to rotate to growth stocks

THE STOCK MARKET WAS HIGHLY SELECTIVE IN 2005. WIDELY FOLLOWED EQUITY INDICES WERE UP MODESTLY FOR THE YEAR, BUT CERTAIN SECTORS AND SELECTED STOCKS PERFORMED EXCEPTIONALLY WELL. ONCE AGAIN, VALUE STOCKS OUTPERFORMED GROWTH STOCKS – BUT THE GAP BETWEEN THE RUSSELL 3000 GROWTH INDEX AND THE RUSSELL 3000 VALUE INDEX NARROWED TO JUST 1.7 PERCENT. THE BRIGHTEST SPOT IN THE GROWTH STOCK UNIVERSE WAS MIDCAPS, WHICH GAINED JUST OVER 12 PERCENT.

Continuing a tradition, the Fund’s Investment Advisor, Banc of America Investment Advisors (BAIA), recentlyhad the opportunity to moderate another annual roundtable with the Fund’s three investment managers. As would be expected, there is commonality to the managers’ comments because they are all growth style investors. However, there are differences, as well, chiefly reflecting the managers’ varying capitalization focus. Early in 2006, the outlook for growth stocks is generally optimistic, as the Fed has signaled that its series of short-term interest rate increases may be winding down; business investment in technology is expected to be strong; and housing, a stalwart among value stocks in recent years, appears to be softening. In this roundtable, the managers address a mix of short- and long-rangeissues of interest to shareholders and close by highlighting a stock that they recently added to their portion of the Liberty All-Star Growth Fund portfolio. The participating investment managers and their investment styles are:

M. A. WEATHERBIE & CO., INC.

Portfolio Manager/Matthew A. Weatherbie, CFA,

President and Founder

Investment Style/Small-Cap Growth – M.A. Weatherbie practices a small capitalization growth investment style focusing on high quality companies that demonstrate superior earnings growth prospects, yet are reasonably priced relative to their intrinsic value. The firm seeks to provide superior returns relative to small capitalizationgrowth indices over a full market cycle.

TCW INVESTMENT MANAGEMENT COMPANY

Portfolio Manager/Brendt Stallings, CFA

Managing Director

Investment Style/Mid-Cap Growth – TCW seeks capital appreciation through investment in the securities of rapidly growing companies whose business prospects, in TCW’s view, are not properly perceived by consensus research.

WILLIAM BLAIR & COMPANY, L.L.C.

Portfolio Manager/John F. Jostrand, CFA, Principal

Investment Style/Large-Cap Growth – William Blair emphasizes disciplined, fundamental research to identify quality growth companies with the ability to sustain their growth over long time periods. At the core of the firm is a group of analysts, who perform research aimed at identifying companies that have the opportunity to grow in a sustainable fashion for extended periods of time.

What drove 2005 performance in the growth stock capitalization range that you focus on for the Liberty All-Star Growth Fund? In particular, mid-cap stocks were strong; Brendt Stallings (TCW), what’s your analysis of those good results?

STALLINGS (TCW – MID-CAP GROWTH): Two thousand five continued the long-term trend of mid-cap stocks outperforming other equity asset classes. Over the very long term, mid-cap stocks have delivered better returns than both small- and large-cap stocks (if one compares either the Russell Midcap Index or the S&P MidCap

400 Index to their peers), with a better risk/reward trade-off than either. Over the long term, we believe this outperformance has been due to the attractive characteristics of the stocks in this capitalization range: less business risk than small caps and more opportunity for growth than large caps. In 2005, the mid-cap benchmarks benefited from exposure to some of the strongest sectors of the economy. In particular, the RussellMidcap Growth’s exposure to the energy sector helped performance. A large number of positions in common with the value benchmark also helped in a year when value stocks did well in general.

“We agree we could be seeing a fundamental redefinition of growth industries to some extent… [we are] finding fewer ideas in the consumer and media sectors, and more in services, including energy services.”

Matt Weatherbie,

M.A. Weatherbie

Matt Weatherbie, what’s the small cap growth perspective on the year?

WEATHERBIE (M.A. WEATHERBIE – SMALL-CAP GROWTH): Our diversified business services and information services companies, especially our largest holdings, carried performance in 2005. These included Fastenal, UTI Worldwide, Corporate Executive Board, West Corporation and Financial Federal Corporation, which showed double digit gains for the year.

John Jostrand, how about your thoughts from the large cap growth perspective?

JOSTRAND (WILLIAM BLAIR – LARGE-CAP GROWTH):

With respect to growth index returns, bigger was definitely not better. Mega-cap stocks were the runts of the litter, evidenced by the less than 1 percent gain by the Russell Top 50 Index versus the 12.1 percent gain by the strongest performing index in the Russell universe, the Russell Midcap Growth Index. Although our focus is typically at the lower end of the large capitalization space, we were able to find some compelling quality growth stocks at the high end of the large cap range, in particular UnitedHealth, Amgen and Goldman Sachs.These stocks provided significant relative outperformance against names with market capitalizations above $50 billion held in the Russell 1000 Growth benchmark. On the other end of the capitalization spectrum, the smallest stocks ($2-12 billion capitalization) in the benchmark were up significantly, contributing over half of the Russell 1000 Growth returns for the year. By policy, we do not invest in stocks below roughly $5 billion in market cap and by practice we hesitate to invest in many below $8 billion for liquidity reasons. Two portfolio stocks in this range – Bed Bath & Beyond and Linear Technology – experienced soft results for the year, negatively impacting our relative performance.

Although it was reasonably close, value stocks once again outperformed growth stocks in 2005. That made it six straight winning years for value over growth. From the perspective of your own capitalization level, are you seeing a turnaround that will make 2006 the year that trend reverses itself? And, do you think we could be seeing a fundamental redefinition of growth industries – i.e., from IT, pharma/biotech, media, etc. to energy, resources, infrastructure, etc. John Jostrand, we’ll stay with you.

“For six years value stocks have outperformed growth stocks…[now] the U.S. markets may be in the early stages of a multi-year rotation from value stocks back into growth…”

Brendt Stallings, TCW

JOSTRAND (WILLIAM BLAIR – LARGE-CAP GROWTH): With energy surging in the early part of the year and financialsbringing the year to a strong close, it was not surprising that value edged out growth for the lead in 2005. That said, advances in the health care and technology sectors allowed growth to take the lead in the last two quarters, which combined with the outlook for capital spending bodes well for technology stocks entering 2006.

Depending on one’s definition of growth, it can be found in any sector. It is true that some traditionalgrowth territories – large cap pharmaceuticals and certain technology stocks – have reached maturity in their cycles. With significant regulatory and legal challenges facing the former and issuances of large dividends from the latter, these “traditional” growth categories do not offer the investment returns they once did. That said, we are still finding significant growth opportunities in those two sectors.

Health care providers, UnitedHealth, in particular, offered strong growth in 2005 and look to proffer more in the coming quarters. Specialty pharmaceuticals, such as Allergan, also look attractive, in particular those that have less in the way of regulatory and litigation concerns. So, while large pharma may not be as attractive, other areas within the overall health care space do offer compelling growth.

While some larger technology companies are offering dividends, more interesting opportunities exist in rapidly growing subsectors where companies are strategically deploying cash to foster growth. Network and data storage companies may offer returns well in the double-digit area, and select software and business service companies also offer attractive growth opportunities.

Recently, energy and natural resources stocks have appreciated significantly, but from a longer-term perspective, we believe they are less likely to continue providingsuch levels of profitability and stock appreciation.Again, as fundamental investors, we seek attractive opportunities for growth – such as Praxair in the materials sector – regardless of economic sector.

Matt Weatherbie, share your thoughts, please.

WEATHERBIE (M.A. WEATHERBIE – SMALL-CAP GROWTH): In our small-cap sector, growth actually outperformedvalue in the fourth quarter of 2005. I believethere is a very good chance this will continue in 2006 because some of the value sectors – energy, cyclicals and financials – will probably not have the wind so substantially at their back this year. For example, a flat orinverted yield curve hurts financial stocks, and while oil and gas prices may remain high, they probably won’t rise 40 to 60 percent again this year. We agree we could be seeing a fundamental redefinition of growth industries to some extent. We are bottom-up stock pickers and are finding fewer ideas in the consumer and media sectors, and more in services, including energy services.

“Depending on one’s definition of growth, it can be found in any sector. It is true that some traditional growth territories – large cap pharmaceuticals and certain technology stocks – have reached maturity in their cycles.”

John Jostrand, William Blair

Brendt Stallings, comment from the mid-cap perspective, please.

STALLINGS (TCW – MID-CAP GROWTH): For six years value stocks have outperformed growth stocks, with value stocks beating growth even off the trough for growth stocks in mid-2002. We believe this is changing, and the U.S. markets may be in the early stages of a multi-year rotation from value stocks back into growth for the following reasons:

First, earnings momentum may be shifting to growth: Value stocks have outperformed growth in recent years for the simple reason that the industries that dominate the value benchmarks, such as financial services, industrials, energy and basic materials, have delivered earnings growth superior to that of traditional “growth” industries, such as technology. With the exception of energy, value stock fundamentals seem to be weakening relative to growth. We find fundamentals in mostgrowth segments of the economy to be quite strong today with favorable prospects for the coming year.

Second, the growth premium is at historic lows: Even though fundamentals seem increasingly to be favoring growth stocks, the premium one currently pays for growth over value stocks is at a relatively low level. For instance, the price-to-earnings (P/E) multiple premium one pays today for the Russell 2000 Growth versus the Russell 2000 Value – approximately 24 percent toward year-end – is at a low level that has been seen only twice in the last quarter century: mid-2002, which was the trough for growth stocks, and briefly in the late 1980s. Third is the increasingnumber of promising growth stocks: As emerging growth investors, we are finding many more interesting new growth companies in which to invest than in recent years. We believe this is an important leading indicator for growth stock performance, as such rapidly growing young companies are key to wealth creation in growth industries.

“My greatest hope for a positive surprise would be for President Bush to rebuild his political capital so as to be able to make permanent the current low 15 percent tax rate on dividends and capital gains.”

Matt Weatherbie,

M.A. Weatherbie

Going into 2006, what’s your biggest worry – the thing that “keeps you up at night?” And, what’s your greatest hope for a positive surprise that would move markets higher? Let’s go in capitalization order, small to large.

WEATHERBIE (M.A. WEATHERBIE – SMALL-CAP GROWTH): My biggest worry going into 2006 is a significantnegative geopolitical development. That would crush household confidence and investor sentiment. These could include a crisis in the Middle East and another significant terrorist attack on Western targets. My greatest hope for a positive surprise would be for President Bush to rebuild his political capital so as to be able to make permanent the current low 15 percent tax rate on dividends and capital gains.

STALLINGS (TCW – MID-CAP GROWTH): Our biggest concern relates to the consumer’s ability to continue to drive economic growth. Real estate values have begun to soften, albeit in an orderly fashion; however, if a rapid decline were to ensue, consumption would likely suffer, presenting the possibility of recession. This would not bode well for the market as a whole, particularly growth equities.

For growth stocks, predictable interest rates are paramount to assigning valuations and, typically, rapidly growing companies benefit the most from an environmentof stable or falling interest rates. A potential positive surprise could occur if the Fed were to end its interest rate hike cycle sooner than expected or signal to the market that it is considering cutting rates. Another potential positive surprise would be a strengtheninglabor market with the absence of inflation. This would alleviate some of the pressure on the consumer that has been created from higher energy prices and reduced investment gains from a slowing real estate market.

JOSTRAND (WILLIAM BLAIR – LARGE-CAP GROWTH): We worry that long bond yields could rise to 6 percent, stock prices contract to 14 times earnings and energy issues become more serious and pervasive, which would be quite damaging to equity market returns. Also, our position in the profit cycle could be of concern; prices pressured by capacityconstraints coupled with rising interest expense could squeeze margins. In terms of sector exposure, a concern specific to the portfolio’s positioningwould be if technology spending doesn’t pan out the way we expect it to. Additionally, we are concernedthat health care companies might experience product delays or slowdowns in innovation, and that regulatory and legal issues seen in the large pharma space expand more broadly in the health care sector. On the positive

“For growth stocks, predictable interest rates are paramount to assigning valuations and, typically, rapidly growing companies benefit the most from an environment of stable or falling interest rates.”

Brendt Stallings, TCW

surprise side, we would like to see emerging market countries such as China and India buy more in the U.S. market than just U.S. Treasuries.

To conclude, please tell us about a stock that you have added recently to the portion of the Liberty All-Star Growth Fund portfolio that you manage and tell us why you invested in it. This time, let’s reverse the order and hear about a large-cap pick to start.

JOSTRAND (WILLIAM BLAIR – LARGE-CAP GROWTH): Network Appliance (NTAP) is a player in the enterprisenetwork storage and data management space, which is a rapidly growing segment of the technology sector. This company should benefit from the capital spending cycle, as companies need to update outmoded storage methods, particularly firms that have large volumes of data. We anticipate the company will grow its market share through a broadening of its product portfolio and enhanced technology vis-à-vis competitors. The outlook for EPS growth and margin expansion is extremely strong, even prior to opportunities afforded by the recently signed reseller relationship with IBM.

STALLINGS (TCW – MID-CAP GROWTH): Silicon Labs (SLAB) designs semiconductor chipsets for products in wireless handset, broadband communications (DSL and Voice over IP), consumer electronics and industrial applications. In our view, some of SLAB’s products’ competitive advantages lie in their ability to produce end products with superior technical functionalities at a lower cost and smaller size versus their competition.These attributes have enabled the company to take market share from their competition over the past five-plus years, and we believe a company’s ability to take market share is pivotal to technology investing. More importantly, we feel the consensus estimates for SLAB’s revenue,cash flow and earnings projections for the next 18 to 24 months are significantly underestimated by Wall Street. Based on our fundamental research, we believe the potential for some of SLAB’s newer product lines is misjudged by the market.

WEATHERBIE (M.A. WEATHERBIE – SMALL-CAP GROWTH): We recently added Resources Connection(RECN) to our small-cap growth portfolio. Resources Connection is a unique, high-end staffing firm that provides high quality consultants in accounting, IT, human resources and supply chain management at rates significantly below those charged by the “Big Four” public accounting firms. RECN has an excellentreputation, high retention among its clients and a collaborative culture with low employee turnover. Due to the shrinking number of large accounting firms as well as governmentregulations such as Sarbanes Oxley, we foreseestrong growth over a several-year period. With a high return on invested capital and a focused and committed senior management, we anticipate 20 to 25 percent revenue and earnings per share growth. Our stock valuation work indicates the stock is quite attractive at under 21 times projected calendar 2006 earnings.

“On the positive surprise side, we would like to see emerging market countries such as China and India buy more in U.S. markets than just U.S. Treasuries.”

John Jostrand, William Blair

Thank you very much for some interesting insights.

Let’s look forward to a good year.

Investment Growth as of December 31, 2005

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the growth of a $10,000 investment assuming the purchase of common stock at the closing market price (NYSE: ASG) of $9.25 on December 31, 1996, and tracking its progress through December 31, 2005. This 9-year period covers the calendar years since the Fund commenced its 10 percent distribution policy in 1997.

The growth of the investment assuming all distributions were received in cash and not reinvested back into the Fund. The value of the investment under this scenario grew to $15,114 (includes the 2005 year end value of the original investment of $5,881 plus distributions during the period of $9,233).

The additional value realized through reinvestment of all distributions. The value of the investment under this scenario grew to $15,519.

On three occasions, the Fund has conducted rights offerings that allow shareholders to purchase additional shares at a discount. The cost to fully participate in all the rights offerings under the terms of each offering totaled $5,299.

The additional value realized through full participation in all the rights offerings under the terms of each offering. The value of the investment under this scenario grew to $21,702 (includes the cost of the rights of $5,299).

Table of Distributions and Rights Offerings

		RIGHTS OFFERINGS
	PER SHARE	MONTH	SHARES NEEDED TO PURCHASE	SUBSCRIPTION
YEAR	DISTRIBUTIONS	COMPLETED	ONE ADDITIONAL SHARE	PRICE

1997	$1.24

1998	1.35	July	10	$12.41

1999	1.23

2000	1.34

2001	0.92	September	8	6.64

2002	0.67

2003	0.58	September	8*	5.72

2004	0.63

2005	0.58

*The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.’s current policy, in effect since 1997, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

Top 20 Holdings and Economic Sectors as of December 31, 2005

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS

Yahoo!, Inc.	3.7%
eBay, Inc.	2.3
The Corporate Executive Board Co.	2.1
Medtronic, Inc.	1.9
Fastenal Co.	1.8
UTI Worldwide, Inc.	1.5
Danaher Corp.	1.5
ResMed, Inc.	1.5
The Cheesecake Factory, Inc.	1.4
UnitedHealth Group, Inc.	1.4
Dell, Inc.	1.3
Affiliated Managers Group, Inc.	1.2
Amgen, Inc.	1.2
Praxair, Inc.	1.2
West Corp.	1.1
Resources Connection, Inc.	1.1
Education Management Corp.	1.1
Genentech, Inc.	1.1
Taiwan Semiconductor Manufacturing Co., Ltd.	1.1
Bright Horizons Family Solutions, Inc.	1.1
30.6%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS

Information Technology	30.2%
Health Care	19.2
Consumer Discretionary	17.6
Industrials	15.1
Financials	7.3
Energy	5.6
Consumer Staples	1.8
Materials	1.1
Telecommunication Services	0.6
Other Net Assets	1.5
100.0%

* Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Major Stock Changes in the Fourth Quarter

The following are the major ($500,000 or more) stock changes—both purchases and sales—that were made in the Fund’s portfolio during the fourth quarter of 2005.

SECURITY NAME	PURCHASES (SALES)	SHARES AS OF 12/31/05

PURCHASES
Capital One Financial Corp.	6,255	6,255
The Charles Schwab Corp.	40,280	40,280
Infosys Technologies Ltd.	8,550	8,550
Johnson Controls, Inc.	10,995	10,995
National Interstate Corp.	28,900	28,900
Network Appliance, Inc.	21,985	63,485
Resources Connection, Inc.	30,733	71,033
Silicon Laboratories, Inc.	13,300	13,300
Staples, Inc.	23,445	23,445

SALES
3M Co.	(7,240)	13,290
Accenture Ltd., Class A	(33,480)	32,675
Four Seasons Hotels, Inc.	(12,000)	0
Foxhollow Technologies, Inc.	(16,300)	0
General Electric Co.	(20,080)	22,495
Getty Images, Inc.	(11,336)	0
Xilinx, Inc.	(36,400)	0

Schedule of Investments as of December 31, 2005

	SHARES	MARKET VALUE

COMMON STOCKS (98.5%)

CONSUMER DISCRETIONARY (17.6%)

Auto Components (1.1%)
Johnson Controls, Inc.	10,995	$801,645
LKQ Corp. (a)	29,617	1,025,341
		1,826,986
Automobiles (0.7%)
Thor Industries, Inc.	29,239	1,171,607

Diversified Consumer Services (3.7%)
Apollo Group, Inc., Class A (a)	13,635	824,372
Bright Horizons Family Solutions, Inc. (a)	48,533	1,798,148
Education Management Corp. (a)	55,127	1,847,306
Strayer Education, Inc.	7,125	667,612
Universal Technical Institute, Inc. (a)	30,246	935,811
		6,073,249
Hotels, Restaurants & Leisure (3.9%)
The Cheesecake Factory, Inc. (a)	60,975	2,279,855
Life Time Fitness, Inc. (a)	26,141	995,711
P.F. Chang’s China Bistro, Inc. (a)	27,133	1,346,611
Texas Roadhouse, Inc., Class A (a)	38,740	602,407
Wynn Resorts Ltd. (a)	18,600	1,020,210
		6,244,794
Internet & Catalog Retail (3.2%)
Amazon.com, Inc. (a)	29,700	1,400,355
eBay, Inc. (a)	86,600	3,745,450
		5,145,805
Media (0.5%)
Carmike Cinemas, Inc.	12,569	318,750
Westwood One, Inc.	27,851	453,971
		772,721

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE

COMMON STOCKS (CONTINUED)

Multi-line Retail (1.6%)
Dollar Tree Stores, Inc. (a)	36,171	$865,934
Kohl’s Corp. (a)	35,382	1,719,565
		2,585,499
Specialty Retail (2.0%)
Bed Bath & Beyond, Inc. (a)	35,880	1,297,062
Chico’s FAS, Inc. (a)	16,900	742,417
Guitar Center, Inc. (a)	14,592	729,746
Staples, Inc.	23,445	532,436
		3,301,661
Textiles, Apparel & Luxury Goods (0.9%)
NIKE, Inc., Class B	17,500	1,518,825

CONSUMER STAPLES (1.8%)

Beverages (0.8%)
PepsiCo, Inc.	23,465	1,386,312

Food & Staples Retailing (1.0%)
United Natural Foods, Inc. (a)	23,837	629,297
Walgreen Co.	20,970	928,132
		1,557,429

ENERGY (5.6%)

Energy Equipment & Services (3.3%)
Atwood Oceanics, Inc. (a)	3,883	302,990
CARBO Ceramics, Inc.	9,419	532,362
Hydril (a)	8,207	513,758
National-Oilwell Varco, Inc. (a)	20,100	1,260,270
Patterson-UTI Energy, Inc.	19,428	640,153
Schlumberger Ltd.	10,195	990,444
Smith International, Inc.	29,600	1,098,456
		5,338,433

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE

COMMON STOCKS (CONTINUED)

Oil, Gas & Consumable Fuels (2.3%)
Golar LNG Ltd. (a)	37,800	$500,850
Plains Exploration & Production Co. (a)	25,000	993,250
Suncor Energy, Inc.	15,875	1,002,189
Ultra Petroleum Corp. (a)	9,400	524,520
Whiting Petroleum Corp. (a)	18,000	720,000
		3,740,809

FINANCIALS (7.3%)

Capital Markets (2.9%)
Affiliated Managers Group, Inc. (a)	24,990	2,005,448
The Charles Schwab Corp.	40,280	590,908
The Goldman Sachs Group, Inc.	12,920	1,650,013
SEI Investments Co.	13,700	506,900
		4,753,269
Commercial Banks (1.1%)
Commerce Bancorp, Inc.	30,300	1,042,623
Signature Bank (a)	28,600	802,802
		1,845,425
Consumer Finance (1.2%)
Capital One Financial Corp.	6,255	540,432
SLM Corp.	24,055	1,325,190
		1,865,622
Diversified Financial Services (1.0%)
Financial Federal Corp.	36,485	1,621,758

Insurance (1.1%)
Brown & Brown, Inc.	39,928	1,219,401
National Interstate Corp.	28,900	551,123
		1,770,524

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE

COMMON STOCKS (CONTINUED)

HEALTH CARE (19.2%)

Biotechnology (5.5%)
Abgenix, Inc. (a)	9,600	$206,496
Affymetrix, Inc. (a)	16,100	768,775
Amgen, Inc. (a)	24,000	1,892,640
Charles River Laboratories International, Inc. (a)	12,900	546,573
Cubist Pharmaceuticals, Inc. (a)	22,400	476,000
Encysive Pharmaceuticals, Inc. (a)	25,200	198,828
Enzon Pharmaceuticals, Inc. (a)	35,758	264,609
Genentech, Inc. (a)	19,800	1,831,500
Martek Biosciences Corp. (a)	35,863	882,588
MedImmune, Inc. (a)	19,875	696,023
Neurocrine Biosciences, Inc. (a)	6,000	376,380
Onyx Pharmaceuticals, Inc. (a)	27,300	785,148
		8,925,560
Health Care Equipment & Supplies (5.6%)
Adeza Biomedical Corp. (a)	25,252	531,555
IntraLase Corp. (a)	53,400	952,122
Kyphon, Inc. (a)	11,800	481,794
Medtronic, Inc.	53,325	3,069,920
PolyMedica Corp.	41,171	1,377,993
ResMed, Inc. (a)	63,148	2,419,200
SurModics, Inc. (a)	7,001	258,967
		9,091,551
Health Care Providers & Services (5.8%)
The Advisory Board Co. (a)	19,700	939,099
Caremark Rx, Inc. (a)	20,030	1,037,354
Chemed Corp.	15,419	766,016
Express Scripts, Inc., Class A (a)	13,000	1,089,400

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE

COMMON STOCKS (CONTINUED)

Health Care Providers & Services (continued)
Lincare Holdings, Inc. (a)	38,236	$1,602,471
Patterson Companies, Inc. (a)	11,136	371,942
UnitedHealth Group, Inc.	35,740	2,220,883
VCA Antech, Inc. (a)	47,779	1,347,368
		9,374,533
Pharmaceuticals (2.3%)
Allergan, Inc.	9,670	1,043,974
Nektar Therapeutics (a)	13,400	220,564
Sanofi-Aventis (b)	35,680	1,566,352
Schering-Plough Corp.	47,180	983,703
		3,814,593

INDUSTRIALS (15.1%)

Air Freight & Logistics (1.5%)
UTI Worldwide, Inc.	26,847	2,492,475

Commercial Services & Supplies (8.5%)
Alliance Data Systems Corp. (a)	28,700	1,021,720
ChoicePoint, Inc. (a)	11,700	520,767
Cintas Corp.	20,648	850,285
The Corporate Executive Board Co.	37,829	3,393,261
CRA International, Inc. (a)	6,322	301,496
Monster Worldwide, Inc. (a)	18,800	767,416
Resources Connection, Inc. (a)	71,033	1,851,120
Robert Half International, Inc.	32,700	1,239,003
Stericycle, Inc. (a)	14,677	864,182
VistaPrint Ltd. (a)	15,294	348,000
Waste Connections, Inc. (a)	20,575	709,014
West Corp. (a)	43,985	1,853,968
		13,720,232

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE

COMMON STOCKS (CONTINUED)

Construction & Engineering (0.3%)
Chicago Bridge & Iron Co., N.V.	17,039	$429,553

Electrical Equipment (0.4%)
Energy Conversion Devices, Inc. (a)	17,400	709,050

Industrial Conglomerates (1.1%)
3M Co.	13,290	1,029,975
General Electric Co.	22,495	788,450
		1,818,425
Machinery (1.5%)
Danaher Corp.	44,610	2,488,346

Trading Companies & Distributors (1.8%)
Fastenal Co.	74,980	2,938,466

INFORMATION TECHNOLOGY (30.2%)

Communications Equipment (4.7%)
Avocent Corp. (a)	16,945	460,735
Corning, Inc. (a)	59,830	1,176,258
F5 Networks, Inc. (a)	11,600	663,404
Ixia (a)	36,540	540,061
Juniper Networks, Inc. (a)	72,100	1,607,830
Polycom, Inc. (a)	56,795	868,963
QUALCOMM, Inc.	25,035	1,078,508
Research In Motion Ltd. (a)	19,600	1,293,796
		7,689,555
Computers & Peripherals (3.2%)
Dell, Inc. (a)	70,610	2,117,594
EMC Corp. (a)	102,300	1,393,326
Network Appliance, Inc. (a)	63,485	1,714,095
		5,225,015

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE

COMMON STOCKS (CONTINUED)

Electronic Equipment & Instruments (1.8%)
Cogent, Inc. (a)	26,900	$610,092
Cognex Corp.	28,208	848,779
Hittite Microwave Corp. (a)	18,435	426,586
National Instruments Corp.	34,303	1,099,411
		2,984,868
Internet Software & Services (5.3%)
Akamai Technologies, Inc. (a)	26,589	529,919
Ctrip.com International Ltd. (a)(b)	9,505	548,914
SINA Corp. (a)	10,000	241,600
WebEx Communications, Inc. (a)	32,231	697,156
Websense, Inc. (a)	8,900	584,196
Yahoo!, Inc. (a)	152,320	5,967,898
		8,569,683
IT Services (5.2%)
Accenture Ltd., Class A (a)	32,675	943,327
CheckFree Corp. (a)	16,100	738,990
Cognizant Technology Solutions Corp., Class A (a)	21,000	1,057,350
First Data Corp.	31,490	1,354,385
Forrester Research, Inc. (a)	28,022	525,413
IHS, Inc., Class A (a)	18,111	371,638
Infosys Technologies Ltd. (b)	8,550	691,353
Paychex, Inc.	35,510	1,353,641
SRA International, Inc., Class A (a)	46,691	1,425,943
		8,462,040
Office Electronics (0.6%)
Zebra Technologies Corp., Class A (a)	22,210	951,698

Semiconductors & Semiconductor Equipment (5.0%)
Broadcom Corp., Class A (a)	19,600	924,140
Linear Technology Corp.	33,935	1,224,035

See Notes to Schedule of Investments.

	SHARES	MARKET VALUE

COMMON STOCKS (CONTINUED)

Semiconductors & Semiconductor Equipment (continued)
Marvell Technology Group Ltd. (a)	18,800	$1,054,492
Microchip Technology, Inc.	55,733	1,791,816
Semtech Corp. (a)	40,442	738,471
Silicon Laboratories, Inc. (a)	13,300	487,578
Taiwan Semiconductor Manufacturing Co., Ltd. (b)	183,856	1,822,013
		8,042,545
Software (4.4%)
Adobe Systems, Inc.	36,190	1,337,582
American Reprographics Co. (a)	46,449	1,180,269
Interwoven, Inc. (a)	18,335	155,297
NAVTEQ Corp. (a)	23,700	1,039,719
Opsware, Inc. (a)	105,100	713,629
Red Hat, Inc. (a)	42,400	1,154,976
Salesforce.com, Inc. (a)	32,500	1,041,625
SAP AG (b)	11,395	513,573
		7,136,670

MATERIALS (1.1%)

Chemicals (1.1%)
Praxair, Inc.	35,675	1,889,348

TELECOMMUNICATION SERVICES (0.6%)

Diversified Telecommunication Services (0.6%)
NeuStar, Inc., Class A (a)	30,663	934,915

TOTAL COMMON STOCKS (COST OF $129,042,145)		160,209,849

See Notes to Schedule of Investments.

	PAR VALUE	MARKET VALUE

SHORT-TERM INVESTMENT (3.0%)

REPURCHASE AGREEMENT (3.0%)

Repurchase agreement with State Street Bank & Trust Co., dated 12/30/05, due 01/03/06 at 3.38%, collateralized by a U.S. Treasury Note maturing 06/15/09, market value of $4,911,113 (repurchase proceeds $4,803,803) (Cost of $4,802,000)	$4,802,000	$4,802,000

TOTAL INVESTMENTS (101.5%) (COST OF $133,844,145)(c)		165,011,849

OTHER ASSETS & LIABILITIES, NET (-1.5%)		(2,429,482)

NET ASSETS (100.0%)		$162,582,367

NET ASSET VALUE PER SHARE (27,250,328 SHARES OUTSTANDING)		$5.97

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.

(b) Represents an American Depositary Receipt.

(c) Cost of investments for federal income tax purposes is $133,882,908.

Gross unrealized appreciation and depreciation of investments at December 31, 2005 is as follows:

Gross unrealized appreciation	$39,022,208
Gross unrealized depreciation	(7,893,267)
Net unrealized appreciation	$31,128,941

See Notes to Financial Statements.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2005

ASSETS:
Investments at market value (identified cost $133,844,145)	$165,011,849
Cash	44,318
Receivable for investments sold	599,428
Dividends and interest receivable	33,537
Foreign tax reclaim	2,407
TOTAL ASSETS	165,691,539

LIABILITIES:
Payable for investments purchased	293,569
Distributions payable to shareholders	2,293,702
Investment advisory, administrative and bookkeeping/pricing fees payable	413,994
Accrued expenses	107,907
TOTAL LIABILITIES	3,109,172
NET ASSETS	$162,582,367

NET ASSETS REPRESENTED BY:
Paid-in capital (authorized 60,000,000 shares at $0.10 Par; 27,250,328 shares outstanding)	$136,744,497
Accumulated net realized loss on investments	(5,329,834)
Net unrealized appreciation on investments	31,167,704

TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF COMMON STOCK ($5.97 PER SHARE)	$162,582,367

See Notes to Financial Statements.

STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
Dividends		$780,066
Interest		106,090
TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES WITHHELD AT SOURCE WHICH AMOUNTED TO $17,568)		886,156

EXPENSES:
Investment advisory fee	$1,246,393
Administrative fee	311,488
Bookkeeping and pricing fees	42,682
Custodian fees	28,443
Transfer agent fees	116,979
Shareholder communication expenses	142,998
Directors’ fees and expenses	44,794
NYSE fee	29,778
Miscellaneous expenses	136,606
TOTAL EXPENSES		2,100,161
CUSTODY EARNINGS CREDIT		(274)
NET EXPENSES		2,099,887
NET INVESTMENT LOSS		(1,213,731)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investment transactions and foreign currency:
Proceeds from sales	82,004,863
Cost of investments sold	78,851,511
Net realized gain on investment transactions and foreign currency		3,153,352

Net unrealized appreciation on investments and foreign currency:
Beginning of year	26,071,976
End of year	31,167,704
Change in unrealized appreciation-net		5,095,728

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$7,035,349

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

	YEAR ENDED DECEMBER 31,
	2005	2004

OPERATIONS:
Net investment loss	$(1,213,731)	$(1,288,762)
Net realized gain on investment transactions	3,153,352	9,179,023
Change in unrealized appreciation-net	5,095,728	2,569,139
Net increase in net assets resulting from operations	7,035,349	10,459,400

DISTRIBUTIONS DECLARED FROM:
Paid-in capital	(12,448,359)	(7,258,640)
Net realized gain on investments	(2,965,536)	(8,767,776)
Total distributions	(15,413,895)	(16,026,416)

CAPITAL TRANSACTIONS:
Dividend reinvestments	6,316,229	7,306,720
Total increase (decrease) in net assets	(2,062,317)	1,739,704

NET ASSETS:
Beginning of year	164,644,684	162,904,980
End of year (including accumulated net investment loss of $0 and $(28), respectively)	$162,582,367	$164,644,684

See Notes to Financial Statements.

Financial Highlights

	YEAR ENDED DECEMBER 31,
	2005	2004	2003	2002

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$6.29	$6.51	$5.44	$8.31
Income from Investment Operations:
Net investment income (loss)	(0.04)	(0.05)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	0.30	0.46	1.79	(2.13)
Total from Investment Operations	0.26	0.41	1.73	(2.20)
Less Distributions from:
Net investment income	—	—	—	—
Paid-in capital	(0.47)	(0.29)	(0.26)	(0.67)
Realized capital gain	(0.11)	(0.34)	(0.32)	—
In excess of realized capital gain	—	—	—	—
Total Distributions	(0.58)	(0.63)	(0.58)	(0.67)
Change due to rights offering (a)	—	—	(0.08)	—
Impact of shares issued in dividend reinvestment (b)	—	—	—	—
Total Distributions, Reinvestments and Rights Offering	(0.58)	(0.63)	(0.66)	(0.67)
Net asset value at end of year	$5.97	$6.29	$6.51	$5.44
Market price at end of year	$5.44	$6.61	$6.83	$5.05

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value	4.6%	6.7%	33.7%	(27.2)%
Based on market price	(9.3)%	6.9%	51.1%	(32.6)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)	$163	$165	$163	$112
Ratio of expenses to average net assets (d)	1.35%	1.31%	1.34%	1.38%
Ratio of net investment income (loss) to average net assets (d)	(0.78)%	(0.82)%	(0.94)%	(1.07)%
Portfolio turnover rate	46%	28%	37%	25%

(a) Effect of Fund’s rights offerings for shares at a price below net asset value.

(b) Effect of payment of a portion of distributions in newly issued shares at a discount from net asset value.

See Notes to Financial Statements.

	YEAR ENDED DECEMBER 31,
	2001	2000	1999	1998	1997	1996

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$10.86	$13.44	$13.03	$12.89	$11.27	$10.55
Income from Investment Operations:
Net investment income (loss)	(0.09)	(0.09)	(0.05)	(0.03)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	(1.50)	(1.15)	1.83	1.73	2.88	1.86
Total from Investment Operations	(1.59)	(1.24)	1.78	1.70	2.86	1.87
Less Distributions from:
Net investment income	—	—	—	—	—	(0.01)
Paid-in capital	(0.92)	(0.05)	—	(0.83)	—	—
Realized capital gain	—	(1.22)	(1.23)	(0.52)	(1.24)	(1.01)
In excess of realized capital gain	—	(0.07)	—	—	—	—
Total Distributions	(0.92)	(1.34)	(1.23)	(1.35)	(1.24)	(1.02)
Change due to rights offering (a)	(0.04)	—	—	(0.21)	—	—
Impact of shares issued in dividend reinvestment (b)	—	—	(0.14)	—	—	(0.13)
Total Distributions, Reinvestments and Rights Offering	(0.96)	(1.34)	(1.37)	(1.56)	(1.24)	(1.15)
Net asset value at end of year	$8.31	$10.86	$13.44	$13.03	$12.89	$11.27
Market price at end of year	$8.33	$9.438	$10.813	$11.438	$11.938	$9.250

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)
Based on net asset value	(13.7)%	(9.1)%	15.9%	15.3%	27.3%	18.3%
Based on market price	(0.5)%	(1.8)%	6.2%	9.3%	43.6%	9.3%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)	$163	$180	$219	$199	$167	$137
Ratio of expenses to average net assets (d)	1.41%	1.21%	1.20%	1.22%	1.20%	1.35%
Ratio of net investment income (loss) to average net assets (d)	(1.12)%	(0.71)%	(0.37)%	(0.22)%	(0.18)%	0.06%
Portfolio turnover rate	41%	62%	71%	33%	57%	51%

(c) Calculated assuming all distributions reinvested at actual reinvestment price and all rights offerings were fully subscribed under the terms of each offering.

(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

See Notes to Financial Statements.

Notes to Financial Statements December 31, 2005

NOTE 1. ORGANIZATION

Liberty All-Star Growth Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Shares

The Fund may issue 60,000,000 shares of common stock at $0.10 par.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board of Directors.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

Federal Income Tax Status

Consistent with the Fund’s policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses and excess distributions were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net	Accumulated
Investment Loss	Net Realized Loss	Paid-In Capital
$1,213,759	$2,965,478	$(4,179,237)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

	12/31/05	12/31/04
Distributions paid from:
Ordinary income	$2,965,536	$8,767,776
Long-term capital gain	—	—
	2,965,536	8,767,776
Return of capital	12,554,577	7,326,081
	$15,520,113	$16,093,857

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed	Net
Ordinary	Long-Term	Unrealized
Income	Capital Gains	Appreciation*

$—	$—	$31,128,941

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of	Capital Loss
Expiration	Carryforward
2010	$5,291,070

Future realized gains offset by the loss carry-forwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, as described above, such gains may be distributed to shareholders in the year gains are realized. Any gains distributed may be taxable to shareholders as ordinary income. Capital loss carryforwards of $2,965,536 were utilized during the year ended December 31, 2005.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

Banc of America Investment Advisors, Inc. (“BAIA”), formerly known as Liberty Asset Management Company, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund. BAIA receives a quarterly investment advisory fee based on the Fund’s average weekly net assets at the following annual rates:

Average Weekly Net Assets	Annual Fee Rate
First $300 million	0.80%
Over $300 million	0.72%

Under Portfolio Manager Agreements, BAIA pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by BAIA and is based on the Fund’s average weekly net assets at the following annual rates:

Average Weekly Net Assets	Annual Fee Rate
First $300 million	0.40%
Over $300 million	0.36%

Administration Fee

BAIA provides administrative and other services to the Fund for a quarterly administration fee based on the Fund’s average weekly net assets at the following annual rates:

Average Weekly Net Assets	Annual Fee Rate
First $300 million	0.20%
Over $300 million	0.18%

Pricing and Bookkeeping Fees

Columbia Management Advisors, Inc. (“Columbia”), an indirect, wholly owned subsidiary of BOA and an affiliate of BAIA, is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia has delegated those functions to State Street Corporation (“State Street”). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee consisting of: (i) $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund’s average weekly net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended December 31, 2005, the Fund’s effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.027%.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers

All officers of the Fund, with the exception of the Fund’s Chief Compliance Officer, are employees of BAIA or its affiliates and receive no compensation from the Fund.

The Board of Directors has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended December 31, 2005, the Fund paid $1,663 to Columbia for such services. This amount is included in “Miscellaneous expenses” on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the year ended December 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $71,878,843 and $82,004,863, respectively.

NOTE 6. OTHER RELATED PARTY TRANSACTIONS

During the year ended December 31, 2005, the Fund used Bank of America Securities, a wholly owned subsidiary of BOA, as a broker. Total commissions paid to Bank of America Securities during the period were $2,547.

NOTE 7. CAPITAL TRANSACTIONS

During the year ended December 31, 2005 and the year ended December 31, 2004 distributions in the amount of $6,316,229 and $7,306,720, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 1,076,351 and 1,166,652 shares, respectively.

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF LIBERTY ALL-STAR GROWTH FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty All-Star Growth Fund, Inc. (the “Fund”) at December 31, 2005, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for periods prior to January 1, 1999 were audited by another public accounting firm whose report dated February 12, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2006

Automatic Dividend Reinvestment and Cash Purchase Plan (Unaudited)

Each shareholder of the Fund will automatically be a participant in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan as amended June 30, 1996 (the “Plan”), unless the shareholder specifically elects otherwise by writing to the agent for participants in the Plan, Computershare Trust Company, N.A. (the “Plan Agent”), P.O. Box 43010, Providence, RI 02940-3010 or by calling 1-800-LIB-FUND (1-800-542-3863). Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee must notify their brokerage firm, bank or nominee if they do not wish to participate in the Plan.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee will be able to participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and other distributions on shares of the Fund are automatically reinvested by the Plan Agent in additional shares of the Fund. Distributions declared payable in shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not a discount of more than 5 percent from market price). Distributions declared payable only in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share equals or exceeds its net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Participants in the Plan have the option of making additional cash payments in any amount from $100 to $3,000 on a monthly basis for investment in shares of the Fund purchased on the open market. These voluntary cash payments will be invested on or about the 15th day of each calendar month, and voluntary payments should be sent so as to be received by the Plan Agent no later than five business days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

Shareholders may terminate their participation in the Plan by written notice to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010. Such termination will be effective immediately if received not less than 10 days prior to the record date for a dividend or distribution; otherwise it will be effective on the first business day after the payment date of such dividend or distribution. On termination, participants may either have certificates for the Fund shares in their Plan accounts delivered to them or have the Plan Agent sell such shares in the open market and deliver the proceeds, less a $2.50 fee plus brokerage commissions, to the participant.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan.

Tax Information (Unaudited)

All 2005 distributions whether received in cash or shares of the Fund consist of the following:

(1) ordinary dividends and

(2) return of capital

The table below details the breakdown of each 2005 distribution for federal income tax purposes.

TAX STATUS OF 2005 DISTRIBUTIONS

				LONG-TERM
	AMOUNT	ORDINARY DIVIDENDS		CAPITAL	RETURN OF
DATE PAID	PER SHARE	QUALIFIED	NON-QUALIFIED	GAINS	CAPITAL

*01/03/05	$0.15	4.01%	15.21%	—	80.78%

03/21/05	$0.15	4.01%	15.21%	—	80.78%

06/27/05	$0.14	4.01%	15.21%	—	80.78%

09/26/05	$0.15	4.01%	15.21%	—	80.78%

**01/03/06	$0.14	—	—	—	—

  *  Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2005.

**  Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2006.

FOR CORPORATE SHAREHOLDERS

19% of the ordinary income distributed by the Fund for the year ended December 31, 2005 qualifies for the corporate dividends received deduction.

Directors and Officers

The names of the Directors and Officers of the Liberty All-Star Growth Fund, Inc., the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

				NUMBER OF
	POSITION	TERM OF	PRINCIPAL	PORTFOLIOS IN
	WITH LIBERTY	OFFICE AND	OCCUPATION(S)	FUND COMPLEX	OTHER
NAME (AGE)	ALL-STAR	LENGTH OF	DURING PAST	OVERSEEN	DIRECTORSHIPS
AND ADDRESS	GROWTH FUND	SERVICE	FIVE YEARS	BY DIRECTOR	HELD

Disinterested Directors

John A. Benning (71) c/o Banc of America Investment Advisors, Inc. 100 Federal Street Boston, MA 02110	Director	Director Since 2002; Term expires 2008	Retired since December, 1999; Senior Vice President, General Counsel and Secretary, Liberty Financial Companies Inc. (July, 1985 to December, 1999); Vice President, Secretary and Director, Liberty Asset Management Company (August, 1985 to December, 1999).	2	TT International USA (investment company)

Thomas W. Brock (58) c/o Banc of America Investment Advisors, Inc. 100 Federal Street Boston, MA 02110	Director	Director Since 2005; Term Expires 2006	Adjunct Professor, Columbia University Graduate School of Business since September, 1998; Chairman, CEO, Salomon Brothers Asset Management, Inc. from 1993 to 1998.	4	None

Richard W. Lowry (69) c/o Banc of America Investment Advisors, Inc. 100 Federal Street Boston, MA 02110	Chairman and Director	Director Since 1994; Term Expires 2007	Private Investor since 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation [building products manufacturer]).	88	None

John J. Neuhauser (62) c/o Banc of America Investment Advisors, Inc. 100 Federal Street Boston, MA 02110	Director	Director Since 1998; Term Expires 2006	University Professor since December 2005, Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College).	88	Saucony, Inc. (athletic footwear)

Interested Director

William E. Mayer* (65) c/o Banc of America Investment Advisors, Inc. 100 Federal Street Boston, MA 02110	Director	Director Since 1998; Term Expires 2008	Partner, Park Avenue Equity Partners (private equity) since February 1999.	88	Lee Enterprises (print media); WR Hambrecht + Co (financial service provider); Premier (healthcare); Readers Digest (publisher)

*A Director who is an “interested person” (as defined in the Investment Company Act of 1940 [“1940 Act”]) of Liberty All-Star Growth Fund, Inc. or BAIA. Mr. Mayer is an interested person by reason of his affiliation with WR Hambrecht + Co.

	POSITION	YEAR FIRST
	WITH LIBERTY	ELECTED OR
	ALL-STAR	APPOINTED	PRINCIPAL OCCUPATION(S) DURING
NAME (AGE) AND ADDRESS	GROWTH FUND	TO OFFICE	PAST FIVE YEARS

Officers

William R. Parmentier, Jr. (53) Banc of America Investment Advisors, Inc. 100 Federal Street Boston, MA 02110	President and Chief Executive Officer	1999	President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999), Senior Vice President (since April 2005), Banc of America Investment Advisors, Inc.

Mark T. Haley, CFA (41) Banc of America Investment Advisors, Inc. 100 Federal Street Boston, MA 02110	Vice President	1999	Vice President of the Liberty All-Star Funds (since January 1999).

J. Kevin Connaughton (41) One Financial Center Boston, MA 02111	Treasurer and Chief Financial Officer	2000

Treasurer of the Columbia Funds since October 2003 and of the Liberty All-Star Funds since December 2000 (formerly Chief Accounting Officer and Controller of the Columbia Funds and of the Liberty All-Star Funds from February 1998 to October 2000); Vice President of Columbia Management Advisors, Inc. since April 2003; Treasurer of the Galaxy Funds from September 2002 to November 2005; (formerly Treasurer of the Columbia Management Multi-Strategy Hedge Fund, LLC from December 2002 to December 2004; formerly Vice President of Colonial Management Associates, Inc. from February 1998 to October 2000).

Mary Joan Hoene (56) 100 Federal Street Boston, MA 02110	Senior Vice President and Chief Compliance Officer	2004

Senior Vice President and Chief Compliance Officer of the Columbia Funds and of the Liberty All-Star Funds since August 2004 and the BACAP Registered Hedge Funds since October 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from January 2001 to August 2004; Counsel, Carter, Ledyard & Milburn LLP from November 1999 to December 2000; Vice President and Counsel, Equitable Life Assurance Society of the United States from April 1998 to November 1999).

	POSITION	YEAR FIRST
	WITH LIBERTY	ELECTED OR
	ALL-STAR	APPOINTED	PRINCIPAL OCCUPATION(S) DURING
NAME (AGE) AND ADDRESS	GROWTH FUND	TO OFFICE	PAST FIVE YEARS

Officers (continued)

Michael G. Clarke (36) One Financial Center Boston, MA 02111	Chief Accounting Officer	2004

Chief Accounting Officer of the Columbia Funds and of the Liberty All-Star Funds since October 2004 (formerly Controller of the Columbia Funds and of the Liberty All-Star Funds from May 2004 to October 2004; Assistant Treasurer from June, 2002 to May 2004; Vice President, Product Strategy & Development of the Liberty Funds Group from February 2001 to June 2002; Assistant Treasurer of the Liberty Funds and of the Liberty All-Star Funds from August 1999 to February 2001; Audit Manager, Deloitte & Touche LLP from May 1997 to August 1999).

Jeffrey R. Coleman (36) One Financial Center Boston, MA 02111	Controller	2004

Controller of the Columbia Funds and of the Liberty All-Star Funds since October 2004 (formerly Vice President of CDC IXIS Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from February 2003 to September 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from August 2000 to February 2003; Tax Manager of PFPC Inc. from November 1996 to August 2000).

David A. Rozenson (51) One Financial Center Boston, MA 02111	Secretary	2003

Secretary of the Liberty All-Star Funds since December 2003; Associate General Counsel of Bank of America Corporation since April 2004; Senior Counsel of FleetBoston Financial Corporation from 1996 to April 2004; Associate General Counsel of Columbia Management Group from November 2002 to April 2004.

Description of Lipper Benchmark and Market Indices

Lipper Multi-Cap Growth Mutual Fund Average – The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time.  Multi-Cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

NASDAQ Composite Index – Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000 Growth Index – Measures the performance of those Russell 3000 companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000 Value Index – Measures the performance of those Russell 3000 Companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000 Growth Index (Largecap) – Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell Midcap Growth Index – Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

Russell 2000 Growth Index (Smallcap) – Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index – A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with over 80% coverage of U.S. equities.

Notes

INVESTMENT ADVISOR

Banc of America Investment Advisors, Inc.
100 Federal Street
Boston, Massachusetts 02110
617-434-5949
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110

CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL

Kirkpatrick and Lockhart Nicholson Graham LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS

John A. Benning*

Thomas W. Brock*

Richard W. Lowry*, Chairman

William E. Mayer

Dr. John J. Neuhauser*

OFFICERS

William R. Parmentier, Jr., President and Chief Executive Officer

Mark T. Haley, CFA, Vice President

J. Kevin Connaughton, Treasurer

Mary Joan Hoene, Chief Compliance Officer and Senior Vice President

Michael G. Clarke, Chief Accounting Officer

Jeffrey R. Coleman, Controller

David A. Rozenson, Secretary

*Member of the audit committee.

Annual Certifications — As required, on May 23, 2005, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission on a quarterly basis on Form N-CSR and Form N-Q.

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

Banc of America Investment Advisors, Inc.

Investment Advisor

100 Federal Street

Boston, Massachusetts 02110

617-434-5949

www.all-starfunds.com

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         The registrant’s Board adopted, effective January 3, 2006, a revised code of ethics described in 2(a) above. This revised code of ethics, which is attached as an exhibit hereto, does not differ materially from the code of ethics in effect for the year ended December 31, 2005.

(c)          During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant’s Audit Committee is composed of four of the registrant’s independent directors who are not affiliated with the registrant’s investment adviser. The Board has determined that each of the audit committee members is “financially literate” and that at least one member has “accounting or related financial management expertise” as used in the New York Stock Exchange definitions of the terms.

Under the Sarbanes-Oxley Act, if the Board has not determined that a “financial expert,” a term based on criteria contained in the Sarbanes-Oxley Act, is serving on the audit committee, it must disclose this fact and explain why the committee does not have such an expert. The Board has determined that none of the members of its audit committee meets the technical requirements of the definition. Moreover, it believes that for the following reasons it is not necessary for a registered investment company such as the registrant, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a “financial expert” as a member of the committee.

1.               The financial statements of and accounting principles applying to the registrant are relatively straightforward and transparent compared to those of operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 (the “1940 Act”) and computed daily), accrual of expenses, allocation of joint expenses shared with other entities, such as insurance premiums, and disclosures of all related party transactions. Equally important is a knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity, such as sophisticated derivative transactions and special purpose entities, are present in financial reporting for this registered investment company.

2.               During the years that the registrant has been filing financial reports under the 1940 Act since its inception in 1986 there has never been a requirement for a financial report or statement to be restated.

3.               The current members of the audit committee have many years of aggregate experience serving on this audit committee and/or in the Board’s judgment, through this experience and experience with other public corporation’s financial affairs, they have an understanding of the relevant generally accepted accounting principles governing the registrant’s financial statements, tax laws applying to the registrant, the registrant’s internal accounting controls and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the registrant.

4.               The audit committee has the capability of employing a consultant who satisfies the technical definition of a “financial expert” and will do so from time to time if circumstances warrant.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are approximately as follows:

2005	2004
$25,900	$24,700

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are approximately as follows:

2005	2004
$4,200	$4,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2005 and 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are approximately as follows:

2005	2004
$4,600	$2,600

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2005 and December 31, 2004 are as follows:

2005	2004
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2005 and December 31, 2004, there were no Audit-Related Fees, Tax Fees and All Other Fees that were approved for services related directly to the operations and financial reporting of the registrant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with such investment adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2005 and December 31, 2004 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2005 and December 31, 2004 were $8,800 and $6,600, respectively.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)).

John A. Benning, Thomas W. Brock, Richard W. Lowry and John J. Neuhauser are each independent trustees and collectively constitute the entire Audit Committee.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to Banc of America Investment Advisors, Inc. (the “Advisor”) the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Fund’s Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor or an affiliate examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor or an affiliate also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor or an affiliate determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, a Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The  Proxy Committee is composed of representatives of equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

William Blair & Company, LLC (“William Blair”)

MANAGEMENT. John F. Jostrand is the portfolio manager responsible for investing the portion of the Fund allocated to William Blair. Mr. Jostrand, Principal, CFA, joined William Blair in 1993 as a Portfolio Manager and has been a member of the department’s All Cap Growth Team since 1993 and Large Cap Growth Team since 1997. Previously, he was with TRW, Inc. for ten years as Director, Investments, Equity Portfolio Manager and Venture Capital Funds Manager. Prior to that he was with Boatmen’s National Bank for five years as Assistant Trust Officer, Equity Fund Manager and Research Analyst. He is a member of the CFA Institute and past President of the Pilgrim Village Board of Trustees. Education: B.A., University of Missouri (1976); M.B.A., University of Michigan (1978).

OTHER ACCOUNTS.  The table below provides information regarding the other accounts managed by Mr. Jostrand as of December 31, 2005:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
John F. Jostrand
Registered Investment Companies	5	$2,325.6 million	2	$2,000.7 million
Other pooled investment vehicles	0	N/A	0	N/A
Other accounts	637	$1,619.6 million	0	N/A

COMPENSATION STRUCTURE.  William Blair’s compensation plan for portfolio managers, including Mr. Jostrand, consists of a fixed base salary and a discretionary bonus for associates of the William Blair, while principals of William Blair also receive a share of the firm’s profits. The discretionary bonus as well as any potential changes to principals’ ownership stakes is determined annually by the head of William Blair’s Investment Management Department, subject to approval of William Blair’s Executive Committee, and is based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance of all accounts managed by the firm, including the Fund, quality of research ideas, and other contributions to William Blair and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors. Mr. Jostrand is a principal of William Blair.

OWNERSHIP BY PORTFOLIO MANAGER. Mr. Jostrand does not own any shares of the Fund.

M.A. Weatherbie & Co., Inc. (“M.A. Weatherbie”)

MANAGEMENT. Matthew A. Weatherbie, CFA is the person responsible for managing the portion of the Fund allocated to M.A. Weatherbie.  Mr. Weatherbie is the Chief Investment Officer, President and Portfolio Manager of M.A. Weatherbie, which he founded in December 1995.  Mr. Weatherbie’s prior experience as a portfolio manager was at Putnam Investments from 1983-1995 where he managed the Putnam Voyager Fund.  Between 1973 and 1983, he was a securities analyst and then a portfolio manager of MFS (Massachusetts Financial Services) Emerging Growth Trust. He has earned the right to use the CFA Institute Chartered Financial Analyst designation.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Matthew A. Weatherbie as of December 31, 2005:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Matthew A.Weatherbie
Registered Investment Companies	2	$215.0 million	0	N/A
Other pooled investment vehicles	1	$99.0 million	1	$99.0 million
Other accounts	88	$1,922.0 million	0	N/A

COMPENSATION STRUCTURE.  As the sole owner of M.A. Weatherbie, Matthew A. Weatherbie’s compensation is directly related to the overall profitability of M.A. Weatherbie.  Mr. Weatherbie receives a fixed base salary, profit sharing (pre-tax/deferred compensation) and earnings from the company, if any, at year end under the rules of Sub-Chapter S of the Internal Revenue Code. All compensation is pre-tax. There is no difference between the method used to determine compensation with respect to the Fund and the other accounts managed by Mr. Weatherbie, except that a performance allocation may be payable by the other pooled investment vehicles managed by M.A. Weatherbie.

OWNERSHIP BY PORTFOLIO MANAGER. Mr. Weatherbie has a direct beneficial interest in the Fund through an account his spouse has with shares in the Fund. The range of value for this account is $10,001-$50,000. As of December 31, 2005, this account, represents a total value of $10,001-$50,000. Mr. Weatherbie disclaims beneficial ownership in the securities purchased by his spouse.

TCW Investment Management Company (“TCW”)

MANAGEMENT. The portion of the Fund allocated to TCW is managed by Brendt Stallings and Husam Nazer.

R. Brendt Stallings, CFA,  Managing Director, US Equities – Mr. Stallings is the Senior Portfolio Manager of TCW’s Growth Equities and Mid-Cap Growth strategies. Mr. Stallings has been a member of the TCW Small and Mid-Cap Growth Equities team since 1998. On the team, his analytic responsibilities have included many of the group’s investments in the business services, retail, financial services, and technology industries. Mr. Stallings came to TCW in 1996, joining the US Equity Research Department as an Analyst. Prior to TCW, he was an Equity Analyst with Chancellor LGT Asset Management (GT Global) from 1995 to 1996 and a Business Analyst in Andersen Consulting’s Strategic Services Division from 1990 to 1993. He is a Director of the Roosevelt Memorial Park Association. Mr. Stallings holds a BA in Decision Analysis and Political Science from Stanford University (1990) and an MBA from the Amos Tuck School at Dartmouth College (1995). He is a CFA charterholder.

Husam H. Nazer, Managing Director, US Equities – Mr. Nazer is the Senior Portfolio Manager of the Small Cap Growth and SMID Cap Growth strategies as well as Co-Portfolio Manager of the Mid-Cap Growth strategy. Mr. Nazer has been a member of the Small and Mid-Cap Growth Equities team since 2000. He joined TCW’s US Equity Research Department in 1995 where he made substantial contributions analyzing the health care, retail, and technology industries. Mr. Nazer graduated with a BS in Biomedical Engineering from Boston University in 1994 and earned an MBA at the University of Southern California in 1997.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Messrs. Stallings and Nazer, as of December 31, 2005:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based

R. Brendt Stallings
Registered Investment Companies	3	$115.4 million	0	N/A
Other pooled investment vehicles	6	$287.2 million	2	$35.6 million
Other accounts	20	$688.8 million	2	$520.7 million

Husam Nazer
Registered Investment Companies	2	$96.8 million	0	N/A
Other pooled investment vehicles	3	$44.6 million	0	N/A
Other accounts	21	$813.9 million	3	$765.5 million

COMPENSATION STRUCTURE.  Portfolio managers of TCW are compensated through a combination of a fixed base salary, profit sharing based compensation (“profit sharing”) and equity incentive participation in TCW’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation.

Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. While it may be determined on a gross basis, without the deduction of expenses, in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate the portfolio managers for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW and its affiliates under The TCW Group (collectively, “TCW Group”). In general, portfolio managers do not receive discretionary bonuses.

In many cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Funds. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof. The benchmark used for TCW Mid-Cap Growth, the strategy applicable to TCW’s management of the Fund, is the Russell Midcap Growth Index.

Certain accounts of TCW Group have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers’ profit sharing compensation will apply to such performance fees. The profit sharing percentage in the case of performance fees is generally the same as it is for the profit sharing compensation applicable to the Fund.

All portfolio managers participate in equity incentives providing benefits for performance of TCW and its affiliates, through stock ownership or participation and are in stock option or stock appreciation plans of TCW Group and/or Société Générale. The TCW Group 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW Group, the value of which is tied to TCW Group’s annual financial performance as a whole. TCW Group portfolio managers also participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are stockholders of TCW Group and/or Société Générale, as well.

Portfolio managers may also participate in deferred compensation programs, the value of which is tied to their tenure at TCW Group and is payable upon the reaching of certain time-based milestones.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. Banc of America Investment Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•                                          The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•                                          The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•                                          The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•                                          The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

Each of the Fund’s sub-advisers has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended December 31, 2005, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Liberty All-Star Growth Fund, Inc.

By (Signature and Title)	/S/ William R. Parmentier, Jr.
William R. Parmentier, Jr., President

Date	February 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ William R. Parmentier, Jr.
William R. Parmentier, Jr., President

Date	February 28, 2006

By (Signature and Title)	/S/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	February 28, 2006